                                        SECOND AMENDED AND RESTATED
                                   STOCKHOLDERS AGREEMENT dated as
                                   of November 22, 1996, among BONE,
                                   MUSCLE AND JOINT, INC., a Delaware
                                   corporation (the "Corporation"), and
                                   the STOCKHOLDERS (as defined herein).

                Reference is made to the Restricted Stock Agreements dated as of the date hereof among the Corporation and each of the SCOI Stockholders (as hereinafter defined), pursuant to which the Corporation has agreed to sell and issue an aggregate of up to 4,000,000 shares of Common Stock to the SCOI Stockholders. It is deemed to be in the best interests of the Corporation and the Stockholders to amend the Agreement to provide for a representative of the SCOI Stockholders to serve as a member of the Board of Directors of the Corporation and to include the SCOI Stockholders as Stockholders under this Agreement.

                Each of the Stockholders party hereto owns or has the right to acquire that number of shares of Stock (as defined herein) set forth opposite such Stockholder's name on Schedule I hereto. It is deemed to be in the best interests of the Corporation and the Stockholders that provision made for the continuity and stability of the business and policies of the Corporation and, to that end, the Corporation and the Stockholders hereby set forth their agreement with respect to the shares of Stock owned by the Stockholders.

                NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

        SECTION 1.  DEFINITIONS.
                    -----------

As used herein, the following terms shall have the following respective meanings:

                (a) "AFFILIATE", with respect to any Stockholder means any Person that directly or indirectly Controls, is Controlled by or is under common Control with such Stockholder.

                (b) "COMMON STOCK" means the Common Stock, $.001 par value, of the Corporation.

                (c) "CONTROL" and "CONTROLLED" means, with respect to any Person, the power to direct or cause the direction of the management and policies of such Person, whether directly or indirectly, through ownership of voting securities, by contract or otherwise.

                (d) "CORPORATION ACQUISITION" means the consummation of any of the following involving the Corporation: (i) any merger, consolidation, share exchange, business combination, or other similar transaction pursuant to which Control of the Corporation would be transferred to another Person; (ii) any sale, transfer or other disposition (other than in connection with the creation of a security interest relating to an ordinary course of business financing transaction) of 50% or more of the assets of the Corporation, in a single transaction or series of transactions; or (iii) any purchase, tender offer or exchange offer for in excess of 50% of the outstanding shares of capital stock of the Corporation.

                (e) "EXCLUDED SECURITIES" means (i) shares of Common Stock issued or issuable upon exercise of any options granted pursuant to the Corporation's 1996 Stock Option Plan; (ii) shares of Common Stock issued as a stock dividend or upon any stock split or other subdivision or combination of Common Stock; (iii) shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock; and (iv) shares of Common Stock issued by the Corporation to physicians and employees of a physician practice group in connection with the execution and delivery of a management services agreement between such physician(s) or such physician practice group and the Corporation.

                (f) "GROUP" means:

                    (i) In the case of any Investor or Stockholder who is an individual, (A) such Stockholder, (B) the spouse and lineal descendants of such Stockholder and (C) a trust for the benefit of any of the foregoing;

                    (ii) In the case of any Investor or Stockholder that is a partnership, (A) such partnership, (B) any of its limited or general partners (and the direct or indirect equity holders of any partnership, corporation or other entity which is such a partner) and
          (C) any successor to such partnership, including without limitation, any corporation or other business organization (and the direct or indirect equity holders of such corporation or business organization) to which such partnership shall sell all or substantially all of its assets; and

                    (iii) In the case of any Investor or Stockholder that is a corporation, (A) such corporation (and the direct or indirect equity holders of such corporation) and (B) any successor to such corporation, including, without limitation, any corporation or other business organization ( the direct or indirect equity holders of such corporation or business organization) to which such corporation shall sell all or substantially all of its assets or with which it shall be merged.

                (g) "INITIAL GRANT" means the 850,000 shares of Common Stock purchased by Nagpal pursuant to the Purchase Agreement.

                (h) "INVESTOR" means each of (i) Delphi Ventures III, L.P., (ii) Delphi BioInvestments III, L.P., (iii) Oak Investment Partners VI, L.P., (iv) Oak VI Affiliates Fund, L.P., (v) Scheer & Company, Inc. and (vi) Nagpal, and shall include any successor to, or assignee or transferee any Investor who or that agrees in writing to be treated as an Investor pursuant to this Agreement and to be bound by the terms and comply with the provisions hereof.

                (i) "MEMBER of the Group" with respect to any Investor or Stockholder means any member of the Group of such Investor or Stockholder.

                (j) "NAGPAL" means Naresh Nagpal, M.D., Chairman, President and Chief Executive Officer of the Corporation.

                (k) "PERSON" shall be construed broadly and shall include an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency political subdivision thereof.

                (l) "PROPORTIONATE PERCENTAGE" shall mean, as to each Investor and Stockholder, that percentage figure which expresses the ratio that (x) the number of outstanding shares of Common Stock then owned by such Investor or Stockholder bears to (y) the aggregate number of outstanding shares of Common Stock then outstanding (for purposes solely of the computation required under clauses (x) and (y) above, all of the Corporation's securities that are convertible into or exercisable or exchangeable (regardless of whether such securities are convertible, exercisable or exchangeable at the time of determination) for shares of Common Stock at the rate at which such securities are (or, but for the lapse of time, would then be) convertible into or exercisable or exchangeable shares of Common Stock in effect at the time of delivery by the Corporation of the notice of the Offer contemplated by Section 4(a) shall be deemed to have been issued and be outstanding; provided, however, that any employee stock options that are not then currently exercisable, shall be excluded from the computation required under clause (y) above).

                (m) "PURCHASE AGREEMENT" means the Stock Purchase Agreement dated as of May 6, 1996 among the Corporation and the Investors.

                (n) "SCOI STOCKHOLDERS" means each of the persons identified as a SCOI Stockholder on Schedule I attached hereto, and shall include any successor to, or assignee or transferee of, any SCOI Stockholder who agrees in writing to be treated as a SCOI Stockholder pursuant to this Agreement and to be bound by the terms and comply with the provisions hereof.

                (o) "SERIES A PREFERRED STOCK" means the Series A Convertible Preferred Stock, $.01 par value, of the Corporation or any series of stock into which the Series A Preferred stock is convertible pursuant to Sections 4, 5 and 6 of Article IV of the Amended and Restated Certificate of Incorporation of the

Corporation.

                (p) "SERIES A-1 PREFERRED STOCK" means the Series A-1 Convertible Preferred Stock, $.01 par value, of the Corporation or any series into which the Series A-1 Preferred Stock is convertible pursuant to Sections 4, 5 and 6 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation.

                (q) "SERIES B PREFERRED STOCK" means the Series B Convertible Preferred Stock, $.01 par value, of the Corporation or any series of stock into which the Series B Preferred stock is convertible pursuant to Sections 4, 5 and 6 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation.

                (r) "SERIES B-1 PREFERRED STOCK" means the Series B-1 Convertible Preferred Stock, $.01 par value, of the Corporation or any series into which the Series B-1 Preferred Stock is convertible pursuant to Sections 4, 5 and 6 of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation.

                (s) "STOCK" means (i) the presently issued and outstanding shares of capital stock of the Corporation and any options exercisable therefor (which options shall be deemed to be that number of shares of Stock for which they are exercisable); (ii) any additional shares of capital stock of the Corporation hereafter issued and outstanding; and (iii) any shares of capital stock into which such shares may be converted or for which they may be exchanged or exercised.

                (t) "STOCKHOLDER" means each of the persons identified on
Schedule I attached hereto as the holder of Stock and shall include any other person who agrees in writing with the parties hereto to be bound by and to comply with all applicable provisions of this Agreement.

                (u) "UNVESTED STOCK" shall have the meaning ascribed thereto in
Section 5 hereof.

                (v) "VESTED STOCK" shall have the meaning ascribed thereto in
Section 5 hereof.

               SECTION 2. ELECTION OF DIRECTORS; VOTING; ETC.
                          ----------------------------------

                (a) Until this Agreement is terminated pursuant to Section 7 hereof, (i) the number of directors constituting the entire Board of Directors of the Corporation shall be four and (ii) at each annual or special meeting of the holders of any class of the capital stock of the Corporation called for the purpose of electing directors of the Corporation, and at any time at which holders of any class of the capital stock of the Corporation shall have the right to vote for or consent in writing to the election of directors of the Corporation, then, and in each such event, the Stockholders shall vote, and shall cause their respective Affiliates to vote, all shares of Stock owned by them and entitled to be voted in the election of directors for, or consent in writing with respect to such shares in favor of, the election of a Board of Directors of the Corporation constituted as follows:

                     (i) Nagpal;

                    (ii) one director designated by Oak Investment Partners VI,
               Limited Partnership and Oak VI Affiliates Fund, Limited Partnership ("Oak");

                    (iii) one director designated by Delphi Ventures III, L.P.
               ("Delphi"); and

                     (iv) one director designated by a majority in interest of
               the SCOI Stockholders.

                (b) The Stockholders shall vote their shares of Stock (i) to remove any director whose removal is required by the parties with the power to designate such director pursuant to Section 2(a) above and (ii) to fill any vacancy created by the removal, resignation or death of a director or the increase in the size of the Board of Directors, in each case for the election of a new director designated and approved in accordance with the provisions of this
Section 2.

                (c) For purposes of this Section 2, the SCOI Stockholders hereby designate James Fox, M.D., as their nominee to serve as a member of the Board of Directors for each of the terms thereof ending on the date of the annual meeting of stockholders occurring in 1997 and ending on the of the annual meeting of stockholders occurring in 1998.

                SECTION 3. RIGHT OF FIRST REFUSAL ON CORPORATION ISSUANCE.
                           -----------------------------------------------

                (a) Except in the case of Excluded Securities, the Corporation shall not at any time after January 31, 1997 issue or sell or agree to issue or sell any shares of capital stock or any options or other securities exercisable for or convertible into shares of capital stock (collectively, the "Equity Securities") of the Corporation, unless in each case the Corporation shall have first offered to sell to each Investor such Investor's Proportionate Percentage (as hereinafter defined) of such securities (the "Offered Securities"), at a price and on such other terms as shall have been specified by the Corporation in writing delivered to such Investor (the "Offer"), which Offer by its terms shall remain open and irrevocable for a period of 15 business days (the "Offer Period") from the date it is delivered by the Corporation to the Investors.


                (b) Notice of each Investor's intention to accept, in whole or in part, an Offer shall be evidenced by a writing signed by such Investor and delivered to the Corporation prior to the end of the Offer Period, setting forth the portion of the Offered Securities such Investor elect purchase (the "Notice of Acceptance"). If any Investor shall subscribe for less than its Proportionate Percentage of the Offered Securities to be sold, the other subscribing Investors shall be entitled to purchase the balance of that Investor's Proportionate Percentage in the same proportion in which they were entitled to purchase the Offered Securities in the first place (excluding for such purposes such Investor). The Corporation shall notify each Investor within five business days following the expiration of the Offer Period of the amount of Offered Securities which each Investor may purchase pursuant to the foregoing sentence, and each Investor shall then have five business days from the delivery of such notice to indicate such additional amount, if any, that such Investor wishes to purchase.

                (c) In the event that Notices of Acceptance are not given by the Investors in respect of all the Offered Securities, the Corporation shall have 120 days from the expiration of the foregoing 15-business day or 25-business day period, whichever is applicable, to sell all or any pa such Offered Securities as to which Notices of Acceptance have not been given by the Investors (the "Refused Securities") to any other person or persons, but only upon terms and conditions in all respects, including, without limitation, unit price and interest rates, which are not more favorable, in the aggregate, to such other person or persons or less favorable to the Corporation than those set forth in the Offer. Upon the closing, which shall include full payment to the Corporation, of the sale to such other person or persons of all the Refused Securities, and upon the execution and delivery by each Investor subscribing for Offered Securities of such documentation as shall be required to be executed and delivered by all other purchasers in such transaction, such Investors shall purchase from the Corporation, and the Corporation shall sell to such Investors, the Offered Securities in respect of which Notices of Acceptance were delivered to the Corporation by the Investors, on the terms specified in the Offer.

                (d) In each case, any Offered Securities not purchased by the Investors or any other person or persons in accordance with Section 4(c) may not be sold or otherwise disposed of until they are again offered to the Investors under the procedures specified in Sections 4(a), (b) and

                (e) The rights granted under this Section 3 shall terminate as to any Investor upon such Investor's failure to purchase all of such Investor's Proportionate Percentage of the Offered Securities and such Investor shall forfeit its rights under this Section 3 as to any subsequent issuance of Equity Securities by the Corporation; provided, however, that the rights under this
Section 3 shall not terminate as to Nagpal unless he fails to purchase the following percentages of the Offered Securities: (i) 6.25 percent in the first financing round to occur after the date hereof; and (ii) 3.00 percent in each subsequent financing round.

                SECTION 4. PROCEDURES ON SALE OF STOCK TO THIRD PARTIES. Except as otherwise expressly provided in Section 5, each Investor and each Member of the Group of each Investor shall sell or transfer or agree to sell or transfer ("Sell") Stock only in accordance with the following procedures; provided, however, that with respect to Nagpal, Stock, as used in this Section 4, shall be limited to Vested Stock (as defined in Section 5 hereof) and Unvested Stock (as defined in Section 5 hereof) may not be the subject of any sale, transfer or other disposition:

                (a) In the event that any Investor or Member of the Group of an Investor (such Investor or Member of the Group being hereinafter referred to as a "Selling Investor") receives a bona fide offer from a third party (the "Prospective Purchaser") to purchase all or any portion of the Stock owned by the Selling Investor, the Selling Investor shall deliver to the other Investors a written notice (the "Investor Offer Notice"), which shall be irrevocable for a period of 15 business days after delivery thereof (the "Investor Offer Period"), offering (the "Investor Offer") all of the Stock proposed to be Sold by the Selling Investor to the Prospective Purchaser at the purchase price and on the terms of the proposed Sale to the Prospective Purchaser (such Investor Offer Notice shall include the foregoing information and all other relevant terms of the proposed Sale, including the identification of the Prospective Purchaser). The Investors shall have the right and option, for a period of 15 business days after delivery of the Investors Offer Notice, to accept all or any portion of its or his pro rata share in accordance with its or his Proportionate Percentage of the Stock so offered at the purchase price and on the terms stated in the Investor Offer Notice. Such acceptance shall be made by delivering a written notice to the Selling Investor within said 15 business-day period.

                (b) Sales of Stock under the terms of Section 4(a) shall be made at the offices of the Corporation on a mutually satisfactory business day within 15 business days after the expiration of the Investor Offer Period. Delivery of certificates or other instruments evidencing such Stock duly endorsed for transfer shall be made on such date against payment of the purchase price therefor.

                (c) If the Investors fail to accept all of the Stock offered for Transfer pursuant to the Investor Offer Notice, then at any time within 60 business days after the expiration of the Investor Offer Period the Selling Investor may Sell all or any part of the remaining Stock so off for Sale on the terms stated in the Investor Offer Notice; provided, however, that the Selling Investor may not, under any circumstances, Sell any Stock to the Prospective Purchaser if the Board of Directors, in its sole discretion, determines in good faith that the Prospective Purchaser is a competitor, or an Affiliate of a competitor, of the Corporation or that such Prospective Purchaser's ownership of

Stock would be contrary to the best interests of the Corporation. In the event that the Stock is not Transferred by the Selling Investor to the Prospective Purchaser during such period, the right of the Selling Investor to Sell such remaining Stock to the Prospective Purchaser shall expire and the obligations of this Section 4 shall be reinstated.

                SECTION 5. REPURCHASE OF STOCK UPON OCCURRENCE OF TERMINATING EVENT.

                (a) Anything contained in this Agreement to the contrary notwithstanding, after the date (the "Termination Date") upon which the employment of Nagpal with the Corporation is terminated for any reason whatsoever, including death, disability, termination by the Corporation, or resignation by Nagpal (hereinafter, a "Termination Event"), the Corporation shall have the right to repurchase from Nagpal shares of Unvested Stock (as hereinafter defined) owned by Nagpal on the terms specified in this Section 5.

                (b) For purposes of this Section 5, the "Vested Stock" of Nagpal on the Termination Date shall mean that number of shares of Stock that equals the sum of (i) 150,000 and (ii) the product of 700,000 and a fraction, the numerator of which equals the number of full calendar months elapsed since January 1, 1996, and the denominator of which is 40; provided, however, that such number of shares may be increased pursuant to the provisions of paragraphs
(f), (g), (h) and (i) of this Section 5.

                (c) The "Unvested Stock" of Nagpal on the Termination Date shall mean that number of shares of Stock which equals the Initial Grant minus the Vested Stock of Nagpal.

                (d) Anything contained in this Agreement to the contrary notwithstanding, upon the occurrence of a Termination Event, the Corporation shall have the right, but shall not be obligated, to repurchase from Nagpal and Nagpal shall sell to the Corporation upon the exercise of such right, all shares of Unvested Stock held by Nagpal on the Termination Date, at a price equal to $.01 per share of Stock. Such right may be exercised by the Corporation at any time during the 15 business-day period following the Termination Date by giving written notice to Nagpal of the exercise of such right.

                (e) Each party hereto acknowledges that the Stock owned by Nagpal on the date hereof, which is included in the Initial Grant, is "restricted stock" within the meaning of Section 83(b) of the Internal Revenue Code of 1986, as amended, and the Corporation shall cooperate with Nagpal necessary to enable Nagpal to file the election contemplated by said Section 83(b).

                (f) If Nagpal's employment with the Corporation is terminated without Cause (as such term is defined in that certain letter of employment dated as of the date hereof between the Corporation and Nagpal), an additional number of shares of Unvested Stock shall become Vested Stock a the Termination Date as follows: (i) if the Termination Date is prior to January 1, 1997, 210,000 additional shares of Unvested Stock shall become Vested Stock; (ii) if the Termination Date is after December 31, 1996 but prior to January 1, 1998, 157,500 additional shares of Unvested Stock shall become Vested Stock; and (iii) if the Termination Date is after December 31, 1997 but prior to January 1, 1999, 105,000 additional shares of Unvested Stock shall become Vested Stock.

                (g) If Nagpal's employment with the Corporation is terminated as a result of his death or by reason of his becoming permanently disabled, 210,000 additional shares of Unvested Stock shall immediately become Vested Stock as of the Termination Date.

                (h) Simultaneously with the effectiveness of a registration statement filed under the Securities Act for the initial public offering of securities of the Corporation, fifty percent (50%) of the shares which constitute Unvested Stock (as determined as of the date of such effectiveness) shall immediately become Vested Stock.

                (i) Simultaneously with the closing of a Corporation Acquisition, one hundred percent (100%) of the shares which constitute Unvested Stock (as determined as of the date of such closing) shall immediately become Vested Stock.

                SECTION 6. LEGEND ON STOCK CERTIFICATES.

                Each certificate representing shares of Stock held by the Stockholders shall bear a legend containing words substantially similar to the following:

                "THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IN RESPECT OF THE ELECTION OF DIRECTORS ARE

          SUBJECT TO THE TERMS AND CONDITIONS OF THE SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF NOVEMBER 22, 1996, AMONG BONE, MUSCLE AND JOINT, INC. AND THE HOLDERS OF THE OUTSTANDING CAPITAL STOCK OF SUCH CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF BONE, MUSCLE AND JOINT, INC."

                SECTION 7.  DURATION OF AGREEMENT.
                            ---------------------


                The rights and obligations of each Stockholder under this Agreement shall terminate as to such Stockholder upon the earliest to occur of
(a) the transfer of all Stock owned by such Stockholder (including the Stock owned by all Members of the Group of such Stockholder) and (b) the consummation of a firm commitment underwritten public offering of the Corporation's Common Stock registered pursuant to the Securities Act of 1933, as amended.

                SECTION 8. COVENANTS WITH RESPECT TO SPECIAL MANDATORY CONVERSION. Reference is hereby made to the Special Mandatory Conversion of the Series A Preferred Stock and Series B Preferred Stock, as provided for in
Section 6 of Article Fourth of the Amended and Restated Certificate of Incorporation. In the event that any shares of Series A-1 Preferred Stock or Series B-1 Preferred Stock are issued, concurrently with such issuance, the parties hereto agree to take all such action as may be required, including amending the Amended and Restated Certificate of Incorporation, (a) to cancel all authorized Series A-1 Preferred Shares or Series B-1 Preferred Shares that remain unissued after such issuance, (b) to create and reserve for issuance upon Special Mandatory Conversion of the Series A Preferred Shares or Series B Preferred Shares a new series of Preferred Stock equal in number to the number of shares of Series A-1 Preferred Stock or Series B-1 Preferred Stock so canceled and to designate a Series A-2 Preferred Stock or Series B-2 Preferred Stock, as applicable, with the designations, powers, preferences and rights and the qualifications, limitations and restrictions identical to those then applicable to the Series A Preferred Stock except that the conversion price for such shares of Series A-2 Preferred Stock or Series B-2 Preferred Stock once initially issued shall be the conversion price in effect immediately prior to such issuance and shall not be subject to adjustment under any "anti-dilution" provision by reason of subsequent equity financings at lower per share prices, and (c) to amend the provisions of Section 6 of Article IV of the Amended and Restated Certificate of Incorporation relating to Special Mandatory Conversion of the Series A Preferred Shares and the Series B Preferred Shares to provide that any such subsequent conversion will be into shares of Series A-2 Preferred Stock or Series B-2 Preferred Stock, as relevant, rather than Series A-1 Preferred Stock or Series B-1 Preferred Stock. The parties hereto further agree to take the same actions with respect to the Series A-2 Preferred Stock and Series B-2 Preferred Stock and each subsequently authorized series of Preferred Stock upon initial issuance of shares of the last such series to be authorized.

                SECTION 9. WAIVER OF RIGHT OF FIRST REFUSAL. Pursuant to Section 3(a) of the Stockholders Agreement dated as of May 6, 1996 (the "Original Agreement"), prior to issuing any capital stock of the Corporation, the Corporation must deliver an Offer (as defined in the Original Agreement to each Stockholder at least 15 business days prior to the proposed date of such issuance. Further, pursuant to Section 3(e) of the Original Agreement, any Stockholder that fails to purchase all of such Stockholder's Proportionate Percentage of the Offered Securities (each as defined in the Original Agreement)

forfeits its rights under Section 3 with respect to any future issuances of capital stock by the Corporation. Scheer & Company, Inc., hereby acknowledges, by execution of this Agreement, (a) its waiver of the 15-day notice required under Section 3(a) of the Original Agreement and (b) its forfeiture of the right of first refusal granted under the Original Agreement, as amended hereby.

                SECTION 10. INVESTOR RIGHTS AND OBLIGATIONS. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that the rights and obligations set forth in Sections 3 and 4 hereof shall be applicable as to the Investors only and not as to any other Stockholder party hereto.

                SECTION 11. SCOI STOCKHOLDER TRANSFEREES. Any transferee of Stock held by any SCOI Stockholder shall, as a condition to such transfer, agree to be bound by this Agreement as a SCOI Stockholder.

                SECTION 12. SEVERABILITY.
                            ------------
                It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                SECTION 13. GOVERNING LAW.
                            -------------

                This Agreement shall be governed by, and construed in accordance with, the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

                SECTION 14.  SUCCESSORS AND ASSIGNS.
                             ----------------------

                This  Agreement  shall  bind  and  inure to the  benefit  of the parties and their respective successors and assigns, legal representatives and heirs.

                SECTION 15.  NOTICES.
                             -------
                All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy or sent by nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by such party to the other parties:

                (a)     if to the Corporation, to:

                        Bone, Muscle and Joint, Inc.
                        4800 N. Federal Highway
                        Suite 104D
                        Boca Raton, Florida  33431
                        Attention:  President
                        Telecopier: (407) 391-1389;

                        with a copy to:

                        O'Sullivan Graev & Karabell, LLP
                        30 Rockefeller Plaza
                        New York, New York 10112
                        Attention:  Lawrence G. Graev, Esq.
                        Telecopier:  (212) 408-2420; and

                (b) if to the Stockholders, to their respective addresses set forth on Schedule I attached hereto.
                                               ----------

All such notices, requests, consents and other communications shall be deemed to have been delivered (i) in the case of personal delivery or delivery by telecopy, on the date of such delivery; (ii) in the case of dispatch by nationally-recognized overnight courier, on the next business day following such dispatch; and (iii) in the case of mailing, on the third business day after the posting thereof.

                SECTION 16. MODIFICATION.
                            ------------
                Neither this Agreement nor any provisions hereof can be modified, changed, discharged or terminated except by an instrument in writing signed by the Corporation and the holders of at least 80% of the issued and outstanding capital stock of the Corporation.

                SECTION 17. HEADINGS.
                            --------
                The headings of the Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                SECTION 18.  NOUNS AND PRONOUNS.
                             ------------------
                Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular shall include the plural and vice-versa.

                SECTION 19.  ENTIRE AGREEMENT.
                             ----------------
                This Agreement and the other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings with respect thereto.

                SECTION 20.  COUNTERPARTS.
                             ------------
                This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.



                                    * * * *

                IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Stockholders Agreement on the date first above written.


                                     CORPORATION:

                                     BONE, MUSCLE AND JOINT, INC.


                                     By: /s/ Naresh Nagpal, MD
                                         Naresh Nagpal, MD
                                         President and Chief Executive
                                         Officer

                                      INVESTORS:

                                      DELPHI VENTURES III, L.P.

                                      By: DELPHI MANAGEMENT PARTNERS III, L.L.C,
                                          its General Partner


                                      By: /s/ Donald J. Lothrop
                                              Donald J. Lothrop
                                              Managing Member


                                       DELPHI BIOINVESTMENTS III, L.P.

                                      By: DELPHI MANAGEMENT PARTNERS III, L.L.C,
                                          its General Partner


                                      By: /s/ Donald J. Lothrop
                                          Donald J. Lothrop
                                          Managing Member


                                      OAK INVESTMENT PARTNERS VI, LIMITED
                                      PARTNERSHIP

                                        By:  OAK ASSOCIATES VI, LIMITED
                                             PARTNERSHIP,
                                             its General Partner


                                        By: /s/ Ann H. Lamont
                                            Ann H. Lamont
                                            General Partner

                                          OAK VI AFFILIATES FUND, LIMITED
                                          PARTNERSHIP

                                   By:     OAK VI AFFILIATES, LLC,
                                           its General Partner

                                        By: /s/ Ann H. Lamont
                                            Ann H. Lamont
                                            Managing Member



                                             SCHEER & COMPANY, INC.


                                         By:
                                             Name:
                                             Title:

                                             /s/ Naresh Nagpal, M.D.
                                             Naresh Nagpal, M.D.


                                             SCOI STOCKHOLDERS:

                                             JAMES M. FOX, M.D., INC.

                                             By: /s/ James M. Fox
                                                James M. Fox, M.D.
                                                President


                                             WILSON DEL PIZZO, M.D., INC.

                                             By: /s/ Wilson del Pizzo, M.D.
                                                 President


                                             MARC J. FRIEDMAN, M.D., INC.


                                             By: /s/ Marc J.Friedman
                                                 Marc J. Friedman, M.D.
                                                 President


                                            /s/ Stephen J. Michal, Snyder
                                            Stephen J. Michal, Snyder




                                             /s/Richard D. Ferkel
                                             Richard D. Ferkel, M.D.

                                           /s/ Todd D. Moldawer, M.D.
                                           Todd D. Moldawer, M.D.


                                           /s/ Gregory J. Hanker, M.D.
                                           Gregory J. Hanker, M.D.


                                           HERBERT DENNIS HUDDLESTON, M.D., INC.

                                           By:/s/Herbert Dennis Huddleston, M.D.
                                              Herbert Dennis Huddleston, M.D.
                                              President


                                             /s/ A. Elizabeth Bloze, M.D.
                                             A. Elizabeth Bloze, M.D.

                                             /s/ Todd J. Molnar, M.D.
                                             Todd J. Molnar, M.D.


                                             TREVOR P. LYNCH, M.D.,
                                             A MEDICAL CORPORATION


                                             By: /s/ Trevor P. Lynch, M.D.
                                                Trevor P. Lynch, M.D.
                                                President


                                             SAUL M. BERNSTEIN, M.D., INC.


                                             By:  /s/ Saul M. Bernstein, M.D.
                                                  Saul M. Bernstein, M.D.
                                                  President


                                                   /s/ Steven A. Schopler, M.D.
                                                   Steven A. Schopler, M.D.


                                                  /s/ Ronald P. Karzel, M.D.
                                                  Ronald P. Karzel, M.D.

                                                   /s/ Hrair E. Darakjian, M.D.
                                                   Hrair E. Darakjian, M.D.



                                                   /s/ Jonathan S. Jaivin, M.D.
                                                   Jonathan S. Jaivin, M.D.

                                                  /s/ Donald A. Wiss, M.D.
                                                  Donald A. Wiss, M.D.


                                                  /s/ Patricia C. McKeever, M.D.
                                                  Patricia C. McKeever, M.D.

                                                  /s/ David M. Auerbach, M.D.
                                                  David M. Auerbach, M.D.


                                                  /s/ Pamela E. Westlin
                                                  Pamela E. Westlin

                                                  /s/ Glenn Cozen
                                                  Glenn Cozen

                                                                      SCHEDULE I
                                                                      ----------


                                  Stockholders
                                  ------------



                                                  SERIES A       SERIES B
                                                  PREFERRED      PREFERRED
NAME AND ADDRESS              COMMON STOCK         STOCK          STOCK
----------------              ------------         -----          -----

Investors:
---------

Naresh Nagpal, M.D.              850,000           333,333         666,667
2378 N.W. 60th Street
Boca Raton, Florida  33496
Telecopier:  (407) 998-4649

Delphi Ventures III, L.P.
3000 Sand Hill Road
Building 1, Suite 135
Menlo Park, California  94025
Telecopier:  (415) 854-2961      147,347           327,438         654,877

Delphi BioInvestments III, L.P.
3000 Sand Hill Road
Building 1, Suite 135
Menlo Park, California 94025
Telecopier:  (415) 854-2961        2,653             5,895          11,790




                                                  SERIES A       SERIES B
                                                  PREFERRED      PREFERRED
NAME AND ADDRESS              COMMON STOCK         STOCK          STOCK
----------------              ------------         -----          -----

Oak Investment Partners VI, L.P.  146,580         325,733        651,467
One Gorham Island Westport,
Connecticut  06880
Telecopier:  (203) 227-0372

Oak VI Affiliates Fund, Limited     3,420           7,600         15,200
Partnership

One Gorham Island
Westport, Connecticut  06880
Telecopier:  (203) 227-0372

Scheer & Company, Inc.             25,000               0              0
250 West Main Street
P.O. Box 299
Branford, Connecticut  06405
Telecopier:  (203) 481-4164



                                                  SERIES A       SERIES B
                                                  PREFERRED      PREFERRED
NAME AND ADDRESS              COMMON STOCK         STOCK          STOCK
----------------              ------------         -----          -----

SCOI Stockholders:
------------------

James M. Fox, M.D., Inc.          311,094               0              0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

Wilson Del Pizzo, M.D., Inc.      159,096               0             0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

Marc J. Friedman, M.D., Inc.      250,485               0             0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

Stephen J. Snyder, M.D.           252,352                0            0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

Richard D. Ferkel, M.D.           278,686                0           0

c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680




                                                  SERIES A       SERIES B
                                                  PREFERRED      PREFERRED
NAME AND ADDRESS              COMMON STOCK         STOCK          STOCK
----------------              ------------         -----          -----

Todd D. Moldawer, M.D.            229,581               0             0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

Gregory J. Hanker, M.D.            257,379               0             0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

Herbert Dennis Huddleston,         155,232               0             0
M.D., Inc.
c/o Southern California Orthopedic
Institute Medical Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

A. Elizabeth Bloze, M.D.           166,329               0            0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

Todd J. Molnar, M.D.               188,497               0            0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405

Telecopier:  (818) 901-6680



                                                  SERIES A       SERIES B
                                                  PREFERRED      PREFERRED
NAME AND ADDRESS              COMMON STOCK         STOCK          STOCK
----------------              ------------         -----          -----

Trevor P. Lynch, M.D.,            189,580               0             0
A Medical Corporation
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

Saul M. Bernstein, M.D., Inc.      166,989               0           0

c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

Steven A. Schopler, M.D.           169,052               0           0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

Ronald P. Karzel, M.D.             277,886               0           0
c/o Southern California Orthopedic
Institute Medical Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

Hrair E. Darakjian, M.D.           252,639                0          0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680


                                                  SERIES A       SERIES B

                                                  PREFERRED      PREFERRED
NAME AND ADDRESS              COMMON STOCK         STOCK          STOCK
----------------              ------------         -----          -----

Jonathan S. Jaivin, M.D.          169,202              0              0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

Donald A. Wiss, M.D.              184,070               0             0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

Patricia C. McKeever, M.D.        131,225               0             0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

David M. Auerbach, M.D.           170,626               0             0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

Pamela E. Westlin                   20,000              0             0
c/o Southern California
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680




                                                  SERIES A       SERIES B
                                                  PREFERRED      PREFERRED
NAME AND ADDRESS              COMMON STOCK         STOCK          STOCK
----------------              ------------         -----          -----

Glenn Cozen                       20,000               0              0

c/o Southern California        ---------         -------        -------
Orthopedic Institute Medical
Group
6815 Noble Avenue
Van Nuys, California  91405
Telecopier:  (818) 901-6680

                                5,175,000         999,999       2,000,001